                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  -----------



                                    Form 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date or Report:    September 17, 1997
Date of Earliest
  Event Reported:  September 17, 1997



                             EV International, Inc.
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             (Exact name of registrant as specified in its charter)




Delaware                        333-27341                          52-2011193
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(State of                (Commission File Number)             (IRS Employer
Incorporation)                                                Identification
                                                                 Number)




  602 Cecil Street, Buchanan, Michigan                             49107
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(Address of principal executive offices)                         (Zip Code)





                                 (616) 695-4705
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              (Registrant's telephone number, including area code)
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Items 1-4.  Not Applicable.

Item 5.     Other Events
            ------------

        The Board of Directors of EV International, Inc. (the "Company") announced that they have appointed Dan M. Dantzler as acting Chief Executive Officer of the Company. A press release of the Company announcing the event is attached as Exhibit 99.1.

Item 6.     Not Applicable.

Item 7.     Exhibits
            --------

        99.1     Press Release of the Company dated
                 September 17, 1997.

Item 8.     Not Applicable.



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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BV INTERNATIONAL, INC.
                                        (Registrant)


                                        By: /s/ Christine K. Vanden Beukel
                                            --------------------------------
                                            Name: Christine K. Vanden Beukel
                                            Title: Secretary


Date: September 17, 1997




                                 Page 3 of 4


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                                 EXHIBIT INDEX


                                                         Sequentially
Exhibit No.         Description                          Numbered Page
-----------         -----------                          -------------

   99.1             Press Release of the Company
                    dated September 17, 1995





























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